                                                                    Exhibit 99.3


WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
----------------------------------------------------------------------------


New Issue Marketing Materials
-----------------------------


$1,491,750,000 (Approximate)


WaMu Mortgage Pass-Through Certificates,
Series 2003-AR3

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank FA
Servicer

Bear, Stearns & Co. Inc.
RBS Greenwich Capital
Lehman Brothers, Inc.
Underwriters

WaMu Capital Corp.
Dealer



All statistical Information is preliminary and based upon Information as of February 1, 2003.


February 11, 2003



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                            $1,491,750,000 (Approx.)
            WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
               5/1 Hybrid ARM Mortgage Loans (1-Year CMT Indexed)

----------------------------------------------------------------------------------------------------------------------------
                                   Expected         Credit
                                   Ratings        Enhancement                                              Certificate
               Certificate        S&P/Fitch/      Percentage    Interest                 Pmt Window            Type
 Class (3)       Size (1)          Moody's            (2)       Rate Type  WAL (Years)  (Months) (4)
----------------------------------------------------------------------------------------------------------------------------
                                               PUBLICLY OFFERED CERTIFICATES
----------------------------------------------------------------------------------------------------------------------------
   A-1A          $283,000,000    AAA/AAA/Aaa         2.80%      Fixed (5)     0.500         1-12        Senior Sequential
----------------------------------------------------------------------------------------------------------------------------
   A-1B          $217,500,000    AAA/AAA/Aaa         2.80%      Fixed (5)     1.118         1-25        Senior Sequential
----------------------------------------------------------------------------------------------------------------------------
    A-2          $165,000,000    AAA/AAA/Aaa         2.80%      Fixed (5)     1.500         12-25       Senior Sequential
----------------------------------------------------------------------------------------------------------------------------
    A-3          $236,500,000    AAA/AAA/Aaa         2.80%      Fixed (5)     2.600         25-39       Senior Sequential
----------------------------------------------------------------------------------------------------------------------------
    A-4          $216,500,000    AAA/AAA/Aaa         2.80%      Fixed (5)     4.000         39-59       Senior Sequential
----------------------------------------------------------------------------------------------------------------------------
    A-5          $339,500,000    AAA/AAA/Aaa         2.80%      Fixed (5)     4.917         59-59       Senior Sequential
----------------------------------------------------------------------------------------------------------------------------
     X           Notional (6)    AAA/AAA/Aaa         2.80%       WAC (6)      2.594         1-59       Senior Interest Only
----------------------------------------------------------------------------------------------------------------------------
    B-1           $15,750,000     AA/AA/Aa2          1.75%       WAC (7)      4.311         1-59           Subordinate
                                                                                                           Pass-Through
----------------------------------------------------------------------------------------------------------------------------
    B-2           $12,000,000       A/A/A2           0.95%       WAC (7)      4.311         1-59           Subordinate
                                                                                                           Pass-Through
----------------------------------------------------------------------------------------------------------------------------
    B-3            $6,000,000    BBB/BBB/Baa2        0.55%       WAC (7)      4.311         1-59           Subordinate
                                                                                                           Pass-Through
----------------------------------------------------------------------------------------------------------------------------
                                              PRIVATELY OFFERED CERTIFICATES
----------------------------------------------------------------------------------------------------------------------------
    B-4            $2,250,000     BB/BB/Ba2          0.40%       WAC (7)                                   Subordinate
                                                                                                           Pass-Through
--------------------------------------------------------------------------                             ---------------------
    B-5            $2,250,000       B/B/B2           0.25%       WAC (7)      Not Provided Hereby          Subordinate
                                                                              -------------------          Pass-Through
--------------------------------------------------------------------------                             ---------------------
    B-6            $3,750,000     Not Rated           ---        WAC (7)                                   Subordinate
                                                                                                           Pass-Through
----------------------------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(3) The Class A Certificates are subject to a Mandatory Auction Call as described herein.

(4) WALs and Payment Windows are calculated to the Auction Distribution Date for the Class A and Class X Certificates and to the Weighted Average Roll Date for the Class B Certificates

(5) For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Class A Certificates will have a certificate interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Weighted Average Pass-Through Rate of the Mortgage Loans. After the Auction Distribution Date, the Class A Certificates will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the Mortgage Loans.

(6) For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Class X will bear interest at a variable rate equal to the excess, if any, of (a) the Weighted Average Pass-Through Rate of the Mortgage Loans over (b) 4.48808% on a notional balance equal to the aggregate current principal balance of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates. After the Auction Distribution Date the Class X bears no interest.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

(7) The Class B Certificates will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the Mortgage Loans. The initial certificate interest rate is for the Class B Certificates is expected to be 4.788%.

















Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Master Servicer:          Washington Mutual Mortgage Securities Corp.

Servicer:                           Washington Mutual Bank, FA

Underwriter:                        Bear, Stearns & Co., Inc. (book-runner), RBS Greenwich Capital and
                                    Lehman Brothers, Inc.

Dealer:                             WaMu Capital Corp.

Trustee:                            Deutsche Bank National Trust Company

Cut-off Date:                       February 1, 2003

Closing Date:                       February 25, 2003

Rating Agencies:                    Moody's Investors Service, Inc., Standard & Poor's, a division of The
                                    McGraw-Hill Companies, Inc. and FitchRatings, Inc.

Legal Structure:                    REMIC

Optional Call:                      5% cleanup call (aggregate portfolio)

Distribution Date:                  25th of each month or next business day, commencing
                                    March 25, 2003.

Form of Registration:               The Offered Certificates will be issued in book-entry form through
                                    DTC and can be made available through Clearstream and Euroclear.

ERISA:                              The Class A, Class X, Class B-1, Class B-2 and Class B-3 Certificates
                                    are expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement. Prospective investors should review with the legal advisors as to whether the purchase and holding of the
                                    Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

SMMEA:                              The Class A, Class X and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Interest Accrual Period:            The interest accrual period for the Class A-1A and Class A-1B
                                    Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first
                                    Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360 basis). On the Closing Date, the
                                    Class A-1A and Class A-1B Certificates settle flat.

                                    The interest accrual period on the Class A-2, Class A-3, Class A-4,
                                    Class A-5 and Class X Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Class A-2, Class A-3, Class A-4, Class A-5 and Class X
                                    Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (24 days).

Advancing Obligation:               The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:              On each Distribution Date, the Master Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (2) the applicable monthly master servicing fee and any reinvestment income realized by the Master Servicer relating to
                                    Payoffs made during the Prepayment Period and interest payments on
                                    Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Auction Administrator:              Deutsche Bank National Trust Company




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Mandatory Auction:                  Five business days prior to the Distribution Date in January
                                    2008 (the "Auction Distribution Date"), the Auction Administrator will auction the Certificates, respectively, to third-party investors. The proceeds of the auction and amounts received from the Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to the holders of the Certificates on their respective Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction
                                    Administrator.

                                    The Counterparty, pursuant to a Par Price Payment Agreement with the
                                    Auction Administrator, will agree to pay the excess, if any, of the Par
                                    Price over the Auction Price.

Counterparty:                       An entity, the long term debt obligations of which are rated at least
                                    "AA" by S&P, "AA" by Fitch and/or "Aa2" by Moody's.

Auction Price:                      The price at which the Auction Administrator sells each of the
                                    Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4 and Class A-5
                                    Certificates to third party investors.

Par Price:                          With respect to each of the Class A-2, Class A-3, Class A-4 and
                                    Class A-5 Certificates, the sum of (i) the principal balance of the related Class A-2, Class A-3, Class A-4 and Class A-5 Certificates,
                                    after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution
                                    Date and (ii) accrued interest on such Class A-2, Class A-3, Class A-4 and Class A-5 Certificates from the first day of the month in which the
                                    Auction Distribution Date occurs, up to but excluding the Auction
                                    Distribution Date, on such reduced balance.




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                    With respect to each of the Class A-1A and Class A-1B Certificates, such class' principal balance after reducing the principal balance of such class by principal distributions and losses on the Auction Distribution
                                    Date.

Collateral Description:             As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans described herein is approximately $1.5 billion with an average balance of approximately $607,633. The Mortgage Loans are non-convertible, adjustable rate One-Year CMT indexed Mortgage Loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (the "5/1 ARM").

                                    Each mortgage loan is either 1) interest only for the first five years and then converts to fully-amortizing over the remaining term of the loan or 2) is fully-amortizing for the original term of the loan. The
                                    Mortgage Loans are secured by first liens on one- to four-family residential properties. Below are the approximate assumed general characteristics of the Mortgage Loans as of February 1, 2003:


--------------------------------------------------------------------------------------------------------------------
          Loan                % of       Gross       Net       WAM       Gross      Net       Rate         Roll
          Type                Pool        WAC        WAC      (mos)     Margin     Margin     Caps        (mos)
--------------------------------------------------------------------------------------------------------------------
 5/1 CMT - Fully Amort.      28.55%      5.350%    4.850%      359      2.751%     2.251%     5/2/5         59
--------------------------------------------------------------------------------------------------------------------
 5/1CMT - Interest Only      71.45%      5.263%    4.763%      360      2.749%     2.249%     5/2/5         60
--------------------------------------------------------------------------------------------------------------------
         Total:              100.0%      5.288%    4.788%      359      2.749%     2.249%                   59
--------------------------------------------------------------------------------------------------------------------

                                    Approximately 71% (by principal balance) of the mortgage pool allows for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loan's balance will fully amortize over it's remaining term.

                                    Approximately 11% of the mortgage pool will be subject to prepayment penalties if the borrower prepays their mortgage loan in full.
                                    Generally, if the borrower repays their loan in any of years one, two or three after origination they would be required to pay an additional 3%,
                                    2% and 1%, respectively, of such loans outstanding principal balance.



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


                                    Certificateholders are not entitled to the prepayment penalties.

                                    NOTE: the information related to the Mortgage Loans described herein is preliminary and is meant to reflect information as of the Cut-off Date.
                                    It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage
                                    Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to
                                    10%. Consequently, the initial principal balance of any of the Offered
                                    Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:                 Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Class B
                                    Certificates provide credit enhancement for the Class A Certificates.

Cash-Flow Description:              Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the
                                    Certificates, to the extent of available funds, will be made according to the following priority:

                                    Available Funds:

                                    1.    Payment of interest to the holders of the Class A and Class X
                                          Certificates at a rate equal to their respective Certificate
                                          Interest Rate (as described on the cover page hereof);

                                    2.    Payment of principal to the holders of the Class A Certificates in an amount equal to the Principal Distribution Amount in the following priority:

                                          i.    Concurrently, 77.322404372% and 22.677595628% to the Class
                                                A-1A and A-1B, respectively, until the Class A-1A is zero;

                                          ii.   Concurrently, 55.091819699% and 44.908180301% to the Class
                                                A-2 and Class A-1B, respectively;

                                          iii.  to the Class A-3 until zero;



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


                                          iv.   to the Class A-4 until zero;

                                          v.    to the Class A-5.

                                     3.   Payment of interest and principal sequentially to the Subordinate
                                          Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each such
                                          Class shall receive (a) accrued and unpaid interest at the related Certificate Interest Rate (as described in note 7 to the table on Page 2), and (b) principal in an amount equal to such class' pro rata share of the Subordinate Principal Distribution
                                          Amount.

                                     The Senior Principal Distribution Amount will generally be comprised of the Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates'
                                     share of unscheduled principal for such Distribution Date as described below in "Shifting Interest."

                                     The Subordinate Principal Distribution Amount for each Distribution
                                     Date will generally be comprised of the pro rata share for the
                                     Subordinate classes of scheduled principal due with respect to such
                                     Distribution Date and the portion of unscheduled principal for such
                                     Distribution Date not allocated to the Senior Certificates.

Shifting Interest:                   The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including February
                                     2010. The Senior Prepayment Percentage can be reduced to the Senior
                                     Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate Percentage over the next five years provided that (i) the principal balance of the
                                     Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the
                                     Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45%
                                     or 50% of the aggregate principal balance of the Subordinate
                                     Certificates as of the Closing Date for each test date.



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                     Notwithstanding the foregoing, if after 3 years the current Subordinate
                                     Percentage is equal to two times the initial Subordinate Percentage and
                                     (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the
                                     Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to February 2006, 20% of the aggregate principal balance of the Subordinate Certificates as of the Closing
                                     Date or b) after February 2006, 30% of the aggregate principal balance of the Subordinate Certificates as of the Closing Date, then prepayments will be allocated on a pro rata basis between the Senior
                                     Certificates on the one hand and the Subordinate Certificates on the other.

                                     If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:                Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the
                                     Class B-6 Certificates, until the Certificate Principal Balance of
                                     Class B Certificates have been reduced to zero. Thereafter, Realized
                                     Losses on the Mortgage Loans will be allocated to the Class A
                                     Certificates on a pro rata basis.

                                     Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.




Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                          STATEMENT REGARDING ASSUMPTIONS
           AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    February 11, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                            Exhibit I
            WaMu Mortgage Pass-Through Certificates, Series 2003-AR3
                       Collateral Summary

-------------------------------------------------------------------------------------------------
Stratification                                                          Total
-------------------------------------------------------------------------------------------------
Total Pool
Number of Loans                                                                             2,469
Unpaid Principal Balance                                                           $1,500,000,000
Average UPB                                                                              $607,633
Minimun Unpaid Principal Balance                                                         $125,000
Maximum Unpaid Principal Balance                                                       $1,500,000

--------------------------------------------------------------------------------------------------
Weighted Averages
Gross Coupon                                                                               5.288%
Net Coupon                                                                                 4.788%
Original Term (months)                                                                        360
Stated Remaining Term to Maturity (months)                                                    359
Loan to Value                                                                              63.83%
Credit Score                                                                                  739
Gross Margin                                                                               2.749%
Net Margin                                                                                 2.249%
Rate Cap at First Adjustment                                                               5.000%
Periodic Rate Cap                                                                          2.000%
Maximum Interest Rate                                                                     10.291%
Months to Roll                                                                                 59
Seasoning (months)                                                                              1

--------------------------------------------------------------------------------------------------
Loan Type/Index
5 Year Fixed / 1 Year  CMT                                                                100.00%

--------------------------------------------------------------------------------------------------
Interest Only
5 Year Interest Only Period                                                                71.45%
Fully Amoritzing                                                                           28.55%

--------------------------------------------------------------------------------------------------
Principal Balances
$100,001  -  $200,000                                                                       0.01%
$300,001  -  $400,000                                                                      14.01%
$400,001  -  $500,000                                                                      17.14%
$500,001  -  $600,000                                                                      15.35%
$600,001  -  $700,000                                                                      11.85%
$700,001  -  $800,000                                                                       7.51%
$800,001  -  $900,000                                                                       6.02%
$900,001  -  $1,000,000                                                                    11.29%
$1,000,001  -  $1,100,000                                                                   5.23%
$1,100,001  -  $1,200,000                                                                   2.22%
$1,200,001  -  $1,300,000                                                                   2.82%
$1,300,001  -  $1,400,000                                                                   2.10%
$1,400,001  -  $1,500,000                                                                   4.45%

--------------------------------------------------------------------------------------------------
States > 2%
Arizona                                                                                     2.34%
California                                                                                 57.00%
Colorado                                                                                    3.15%
Connecticut                                                                                 4.39%
Illinois                                                                                    4.57%
Massachusetes                                                                               5.04%
New York                                                                                    7.30%
Washington                                                                                  2.85%

--------------------------------------------------------------------------------------------------


The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Stratification                                                          Total
-------------------------------------------------------------------------------------------------
Gross Coupon
3.501%  -  4.000%                                                                         0.06%
4.001%  -  4.500%                                                                         0.73%
4.501%  -  5.000%                                                                        12.91%
5.001%  -  5.500%                                                                        77.03%
5.501%  -  6.000%                                                                         8.82%
6.001%  -  6.500%                                                                         0.27%
6.501%  -  7.000%                                                                         0.10%
7.001%  -  7.500%                                                                         0.02%
8.001%  -  8.500%                                                                         0.06%

------------------------------------------------------------------------------------------------
Gross Margin
1.550%                                                                                    0.07%
2.066%                                                                                    0.02%
2.123%                                                                                    0.03%
2.600%                                                                                    0.24%
2.750%                                                                                   99.15%
2.751%                                                                                    0.06%
2.850%                                                                                    0.23%
3.000%                                                                                    0.09%
3.125%                                                                                    0.09%
3.250%                                                                                    0.02%

------------------------------------------------------------------------------------------------
Maximum Interest Rate
Less then 9.000%                                                                          0.05%
9.000%  -  9.499%                                                                         0.33%
9.500%  -  9.999%                                                                         5.74%
10.000%  -  10.499%                                                                      73.69%
10.500%  -  10.999%                                                                      18.99%
11.000%  -  11.499%                                                                       0.84%
11.500%  -  11.999%                                                                       0.27%
12.000%  -  12.499%                                                                       0.02%
13.000%  -  13.499%                                                                       0.06%

------------------------------------------------------------------------------------------------
Credit Score
550 - 599                                                                                 0.12%
600 - 649                                                                                 2.10%
650 - 699                                                                                10.20%
700 - 749                                                                                45.02%
750 - 799                                                                                41.15%
800 - 849                                                                                 1.39%
850 - 899                                                                                 0.03%

------------------------------------------------------------------------------------------------
Property Type
2-4 Family                                                                                0.03%
Condominium                                                                               7.28%
Co-op                                                                                     0.35%
Single Family                                                                            92.30%
Townhouse                                                                                 0.04%

------------------------------------------------------------------------------------------------
Occupancy
Investor                                                                                  0.02%
Primary Residence                                                                        95.67%
Second Home                                                                               4.30%

------------------------------------------------------------------------------------------------
Loan Purpose
Cash Out                                                                                 34.13%
Purchase                                                                                 16.13%
Rate/Term Refinance                                                                      49.75%

------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Stratification                                                          Total
-------------------------------------------------------------------------------------------------
Loan To Value Ratio
00.01%   -  30.00%                                                                        3.68%
30.01%   -  40.00%                                                                        4.96%
40.01%   -  50.00%                                                                        9.78%
50.01%   -  55.00%                                                                        6.34%
55.01%   -  60.00%                                                                        7.91%
60.01%   -  65.00%                                                                       10.93%
65.01%   -  70.00%                                                                       17.31%
70.01%   -  75.00%                                                                       18.31%
75.01%   -  80.00%                                                                       20.01%
80.01%   -  85.00%                                                                        0.10%
85.01%   -  90.00%                                                                        0.52%
90.01%   -  95.00%                                                                        0.07%
95.01%   -  100.00%                                                                       0.09%

------------------------------------------------------------------------------------------------
Month of First Rate Adjustment
05/01/05                                                                                  0.06%
10/01/06                                                                                  0.04%
12/01/06                                                                                  0.03%
01/01/07                                                                                  0.10%
02/01/07                                                                                  0.05%
03/01/07                                                                                  0.05%
04/01/07                                                                                  0.02%
05/01/07                                                                                  0.13%
06/01/07                                                                                  0.04%
07/01/07                                                                                  0.05%
08/01/07                                                                                  0.61%
09/01/07                                                                                  1.33%
10/01/07                                                                                  1.76%
11/01/07                                                                                  3.62%
12/01/07                                                                                  6.46%
01/01/08                                                                                 12.83%
02/01/08                                                                                 71.96%
03/01/08                                                                                  0.84%

------------------------------------------------------------------------------------------------
Document Type
Full Documentaion                                                                        47.60%
Reduced Documentation                                                                    52.40%

------------------------------------------------------------------------------------------------

Remaining Term to Stated Maturity
325 -- 330                                                                                0.09%
343 -- 348                                                                                0.22%
349 -- 354                                                                                0.91%
355 -- 360                                                                               98.78%

------------------------------------------------------------------------------------------------
Prepayment Penalty
1 Year Term (2% Penalty)                                                                  1.50%
3 Year Term (3%,2%,1% Step Penalty)                                                       9.74%
None                                                                                     88.76%

------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

--------------------------------------------------------------------------------